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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 27, 2002


                                   AVAYA INC.
             (Exact name of registrant as specified in its charter)


            Delaware                      1-15951            22-3713430
     (State or other jurisdiction      (Commission         (IRS Employer
        of incorporation)               File Number)     Identification No.)


            211 Mount Airy Road
            Basking Ridge, NJ                                  07920
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (908) 953-6000




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ITEM 5. OTHER EVENTS

      Attached hereto as Exhibit 99.1 is a press release issued by Avaya Inc., a Delaware corporation (the "Company"), announcing the appointment of Ronald Zarrella to its board of directors.

      Effective as of February 28, 2002, the Company has amended its Rights Agreement, dated as of September 29, 2000, with The Bank of New York, as Rights Agent (the "Amendment"). Among other things, the Amendment amends the definition of "Acquiring Person" to raise from 10% to 15% the beneficial ownership threshold that would otherwise trigger the separation of the Rights from the underlying common stock.

ITEM 7(c). EXHIBITS

4.1 Amendment No. 1, dated as of February 28, 2002, to the Rights Agreement, dated as of September 29, 2000, between Avaya Inc. and The Bank of New York, as Rights Agent.

99.1  Press Release, dated February 27, 2002.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AVAYA INC.



Date: February 28, 2002             By:        /s/ Pamela F. Craven
                                        -------------------------------------
                                          Name: Pamela F. Craven
                                          Title: Senior Vice President, General
                                                    Counsel and Secretary


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                                  EXHIBIT INDEX

EXHIBIT NUMBER             DESCRIPTION

4.1 Amendment No. 1, dated as of February 28, 2002, to the Rights Agreement, dated as of September 29, 2000, between Avaya Inc. and The Bank of New York, as Rights Agent.

99.1                       Press Release, dated February 27, 2002.